SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 3, 2009

Twin Disc, Incorporated
(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1328 Racine Street                                                      Racine, Wisconsin 53403

Registrant's telephone number, including area code:             262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At its meeting on July 30, 2009, the Compensation Committee of the Board of Directors of Twin Disc, Incorporated (the “Company”) directed management to increase the base salary of Mr. H. Claude Fabry, Vice President, one of the Company’s “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K) to $256,734, effective August 3, 2009, in recognition of his assumption of additional duties as Managing Director for Twin Disc International S.A.  A portion of Mr. Fabry’s compensation is denominated in Euro, which has been translated at the August 3, 2009 exchange rate of 1.42630.

The Directors’ Compensation Committee also directed management to enter into certain Performance Stock Award Grant Agreements with named executive officers of the Company under the Company’s 2004 Long Term Incentive Compensation Plan as amended in 2006 (the "Plan").  A target number of 50,179 performance shares were awarded to the named executive officers effective August 3, 2009, subject to adjustment as described below.  The performance shares will be paid out if the Company achieves certain economic profit objectives (measured as the difference between the cumulative net operating profit after taxes and the cumulative capital charge) for the cumulative three fiscal year period ending June 30, 2012.  If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of performance shares.  If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of performance shares.  If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of performance shares.  No performance shares will be earned for performance below the 3-year cumulative economic profit threshold and no additional performance shares will be earned for performance exceeding the 3-year cumulative economic profit maximum.  In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of performance shares awarded shall be determined by interpolation.  The maximum number of performance shares that can be earned by the named executive officers pursuant to this award is 60,215.  A copy of the form of the Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Directors’ Compensation Committee also directed management to enter into certain Performance Stock Unit Award Grant Agreements with named executive officers of the Company under the Plan.  A target number of 80,238 performance stock units were awarded to the named executive officers effective August 3, 2009, subject to adjustment as described below.  The performance stock units will be paid out if the Company achieves certain economic profit objectives (measured as the difference between the cumulative net operating profit after taxes and the cumulative capital charge) for the cumulative three fiscal year period ending June 30, 2012.  If the Company achieves the maximum 3-year cumulative economic profit goal, a recipient will earn a maximum number of performance stock units.  If the Company achieves the target 3-year cumulative economic profit goal, a recipient will earn the target number of performance stock units.  If the Company achieves the threshold 3-year cumulative economic profit goal, a recipient will earn a threshold number of performance stock units.  No performance stock units will be earned for performance below the 3-year cumulative economic profit threshold and no additional performance stock units will be earned for performance exceeding the 3-year cumulative economic profit maximum.  In the event that the Company’s economic profit is between the achievement levels set forth, the percentage of performance stock units awarded shall be determined by interpolation.  The maximum number of performance stock units that can be earned by the named executive officers pursuant to this award is 96,286.  A copy of the form of the Performance Stock Unit Award Grant Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The Directors’ Compensation Committee also directed management to enter into certain Restricted Stock Grant Agreements with named executive officers of the Company under the Plan.  A total of 79,497 shares of restricted stock were awarded to the named executive officers effective August 3, 2009.  The shares will vest in three years, provided the named executive officer remains employed as of such vesting date.  The restricted stock will fully vest if the named executive officer terminates employment due to death or disability, or following a change in control of the Company.  A copy of the form of the Restricted Stock Grant Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

The following table shows the awards granted to the named executive officers under the Plan:

Name	Performance Shares (3-yr. Target)	Performance Stock Units (3-yr. Target)	Shares of Restricted Stock
M. Batten	0	56,045	32,596
J. Batten	18,894	9,109	17,659
C. Eperjesy	13,031	6,283	12,180
J. Feiertag	13,031	6,283	12,180
H.C. Fabry	5,223	2,518	4,882

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise.  Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01	Financial Statements and Exhibits

(c)                      Exhibits

EXHIBIT NUMBER                                           DESCRIPTION

10.1	Form of Performance Stock Award Grant Agreement for targeted award of performance shares dated August 3, 2009

10.2	Form of Performance Stock Unit Award Grant Agreement for targeted award of performance stock units dated August 3, 2009

10.3	Form of Restricted Stock Grant Agreement for Restricted Stock grants dated August 3, 2009

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 5, 2009	Twin Disc, Inc.

_/s/ THOMAS E. VALENTYN
Thomas E. Valentyn
General Counsel & Secretary